Exhibit 10.1

SECOND AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT

SECOND AMENDMENT TO REVOLVING LINE OF CREDIT AGREEMENT is made and effective as of November 1, 2006 (the “Effective Date”) by and between C-COR INCORPORATED (C-Cor”), BROADBAND CAPITAL CORPORATION (“Broadband” and, together with C-Cor, collectively the “Borrower”), and CITIZENS BANK OF PENNSYLVANIA (the “Bank”).

WHEREAS, the Borrower and the Bank have entered into a certain Revolving Line of Credit Agreement dated as of November 5, 2004 (as amended by a certain Amendment to Revolving Line of Credit Agreement dated as of November 1, 2005 and as otherwise amended, modified or supplemented from time to time, hereinafter referred to as the “Loan Agreement”); and

WHEREAS, the Borrower and the Bank desire to further amend the Loan Agreement in certain respects as hereinafter provided

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, the Bank and the Borrower hereby agree as follows:

1. The Loan Agreement is hereby amended by deleting the definition of “Commitment Period” therefrom in its entirety and substituting in lieu thereof the following:

“Commitment Period: From the date hereof to but

not including November 3, 2007”

2. Capitalized terms used herein which are not defined herein shall have the meaning assigned to such terms in the Loan Agreement. Except as amended hereby, all of the provisions of the Loan Agreement shall remain unchanged; shall continue in full force and effect; and are hereby ratified and confirmed in all respects. From and after the Effective Date all references in the Loan Agreement to “this Agreement” (and all indirect references such as “herein”, “hereby”, “hereunder”, and “hereof”) shall be deemed to refer to the Loan Agreement, as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Second Amendment to Revolving Line of Credit Agreement as of the day and date first above written.

CITIZENS BANK OF PENNSYLVANIA		C-COR INCORPORATED

By:	/s/ Joseph F. King	By:	/s/ Joseph E. Zavacky
Name:	Joseph F. King	Name:	Joseph E. Zavacky
Title:	Senior Vice President	Title:	Controller and Assistant Secretary

BROADBAND CAPITAL CORPORATION

By:	/s/ George M. Savereno
Name:	George M. Savereno
Title:	President